Exhibit 99.1

GENERAL STORE
OPEN

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA

frontier Communications

Frontier Communications
Investor Presentation
November 2009

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frontier Communications

Safe Harbor Statement
Forward-Looking Language
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These
statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “believe,” “anticipate,” “expect”
and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: Our ability to complete the acquisition of access lines from Verizon; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the Verizon transaction; the failure to receive the IRS ruling approving the tax-free status of the Verizon transaction; the ability to successfully integrate the Verizon operations into Frontier’s existing operations; the effects of increased expenses due to activities related to the
Verizon transaction; the ability to migrate Verizon’s West Virginia operations from Verizon owned and operated systems and processes to Frontier owned and operated systems and processes successfully; the risk that the growth opportunities and cost synergies from the Verizon transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from Verizon to enable us to operate the acquired business; disruption from the Verizon transaction making it more difficult to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines and High-Speed Internet subscribers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); our ability to adjust successfully to changes in the communications industry and to implement strategies for improving growth; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; reductions in switched access revenues as a result of regulation, competition and/or technology substitutions;
the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to repay, reduce or refinance our debt; the effects of bankruptcies and home foreclosures, which could result in increased bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2009 and thereafter; declines in the value of our pension plan assets, which could require us to make contributions to the pension plan beginning no earlier than 2010; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and our liquidity; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control;
and the effects of hurricanes, ice storms or other severe weather. These and other uncertainties related to our business are described in greater detail in our filings with the
Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.
Additional Information and Where to Find it
This filing is not a substitute for the definitive prospectus/proxy statement included in the Registration Statement on Form S-4 that Frontier filed, and the SEC has declared effective, in connection with the proposed transactions described in the definitive prospectus/proxy statement. INVESTORS ARE URGED TO READ THE DEFINITIVE
PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The definitive prospectus/proxy statement and other documents filed or to be filed by Frontier with the SEC are or will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390, Attention: Investor Relations.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Frontier’s stockholders approved the proposed transactions on October 27, 2009, and no other vote of the stockholders of Frontier or Verizon is required in connection with the proposed transactions.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow and EBITDA or “operating cash flow”
which we define as operating income plus depreciation and amortization. A reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the tables that follow. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude severance and early retirement costs in 2004, 2005, 2006, 2007 and 2008, a pension curtailment gain in 2007, the favorable impact of a significant carrier dispute settlement in 2007, legal settlement costs and related expenses in 2007 and 2008 and management succession and strategic alternatives expenses in
2004 because the Company believes that the magnitude of such costs incurred in any one period materially exceeds that which has been incurred by the
Company in any other period during 2004 through 2008 and/or because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period,
(ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. The
Company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.
While the Company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Company Overview

WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
AL
MI
IN
KY
TN
OH
GA
FL
SC
NC
VA
WV
PA
NY
DC
NJ
CT
MA
NH
ME
Frontier Service Area

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frontier Communications

Frontier Communications today is ……
Frontier Communications Corporation (NYSE: FTR) is one of the nation's largest rural local exchange carriers, offering local and long-distance telephone service, broadband Internet access, wireless Internet access, DISH satellite TV and more…..
Key Metrics [1]
States	24
Access Lines	2,151,708
High Speed Internet Subscribers	621,331
LTM 9/30/2009 Revenue ($ in million)	$2,144
LTM 9/30/2009 EBITDA[2] ($ in million)	$1,160
LTM 9/30/2009 FCF ($ in million)	$476
1. Metrics as of September 30, 2009.
2. Represents Operating Cash Flow (EBITDA), as adjusted. For a detailed reconciliation of Operating Cash Flow (EBITDA), please see slide 29.
•Geographic Highlights
 •Rural Footprint (13 Households / Sq Mile)
 •24 States; 285 counties; 70 Local Market Clusters
 •Mature Cable VOIP Competition (70% of Our Footprint1)
Geographic Footprint

Key Value Drivers
Unique Customer Experience
Robust Local & National Network
Consistent Execution of Financial and
Operational Goals
Solid and Improving Balance Sheet Position

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frontier Communications

Unique Customer Experience
• Big Company
 Advantages, Small
 Company Feel
• Local Manager Structure
• Unique Welcome Process
• Exceptional Service
 Levels
• 2 Hour Appointment
 Windows
Delivering a “Peace of
Mind” Experience
• Simple Double Play &
 Triple Play Bundles
• Good, Better, Best
 Choices for Voice, Video,
 Data
• Peace of Mind Product
 Suite
• Directory Advertising
• Wireless Data
Broad Spectrum of
Products and Services
• Multi-Year Price
 Protection Plans
• Loyalty Programs
• Aspirational Gifts
• Community Connections
• Take The Lead Referrals
Innovative Marketing
Programs

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frontier Communications

Robust Local & National Network
•Extensive Local Networks
 • 1,007 ILEC Exchanges
 • 1,024 Central Offices
 • Fiber To Home In All Greenfield Builds
 • Approximately 41% Of Frontier Local
 Networks Are Capable of Providing
 20Mbps Service, and 92% are
 Capable of Providing at Least 1Mbps
 Service. 1
• Flexible network architecture allows delivery of advanced
 services to residential and business customers
Notes
1. Based on Loop Length Capability View as of 9/30/09. This measure shows network bandwidth capability based on the length of the loop in conjunction with the deployment of a
 DSLAM for that loop. This view does not show product availability, which is based on other factors, as discussed on slide 9.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
88%
91%
64%
67%
39%
41%
11%
14%
1 Mbps
3 Mbps
6 Mbps
20 Mbps
Sep '08
Sep '09

HSI Subs (000s)
HSI Penetration
700
600
500
400
300
200
100
-
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
523 K
543 K
559 K
572 K
580 K
600 K
614 K
621 K
21.4%
22.7%
23.9%
24.9%
25.7%
27.1%
28.0%
28.9%
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

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frontier Communications

Robust Local & National Network (continued)
•Extensive HSI
 Availability
 • Broadband speeds 1
 in our network
 continue to increase.
•Well Positioned to
 Support Continued
 Growth of High
 Speed Subscribers
Notes
1. Data in the top chart is our Product Availability View as of
 9/30/09. This measure shows commercial product
 availability based on the length of the loop, the deployment of a DSLAM for the loop, the DSL technology that’s deployed, and the uplink capacity serving the DSLAM.

$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
$600 M
$500 M
$400 M
$300 M
$200 M
$100 M
$ M
$62.14
$63.17
$63.88
$65.10
$65.89
$66.08
$66.78
$67.29
$66.90
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Residential Rev.
Business Rev.
Avg. Mthly Cust. Rev / Avg. Access Line

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
7%
29%
21%
44%
7%
30%
22%
41%
9%
31%
22%
39%
9%
32%
23%
37%
10%
32%
23%
35%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Unbundled
Single Play
Double Play
Triple Play

Notes
1. Double-Play churn and Triple-Play churn levels for customer bundles are approximately 1.5% and 1.0%, on average.
2. Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.

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frontier Communications

Consistent Execution of Financial and Operational Goals
• Strong, Stable Free Cash
 Flow Generation
 • Maintaining Stable Revenues
 ✓ Delivering Quality Products and
 Services our Customers Want
 ✓ Reducing Churn With Bundles 1
 ✓ Driving Customer Revenues 2
• Building a Culture that
 Drives Results
 • Hiring and Retaining “Great
 Athletes”
 • Innovative Solutions to
 Increase Workforce Efficiency
 • Standardized Field Processes
 • Cultivating Strong Relationships
 with our Labor Unions and
 Regulatory Agencies

$19
$18
$17
$16
$15
$14
$13
$12
$11
$10
$17.54
$16.35
$14.42
$13.04
$12.05
$11.64
FTR
WIN
CTL
VZ
T
Q

(4)%
(5)%
(6)%
(7)%
(8)%
(9)%
(10)%
(11)%
(12)%
3Q08
1Q09
2Q09
3Q09
WIN
FTR
CTL
VZ
T
Q

EBITDA Margin (2) 3Q09

60%
50%
40%
30%
20%
10%
0%
55 %
50 %
50 %
42 %
40 %
36 %
36 %
32 %
25 %
25 %
19 %
FTR
WIN
CTL
CVC
CMCSA
TWC
Q
T
DTV
VZ
DISH

Notes

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frontier Communications

Consistent Execution: Industry-Leading Metrics
1. Represents the yr/yr change in the combined ending base of access lines and HSI subscribers.
2. Excludes wireless. Cable represents network operations only.
Monthly EBITDA / Employee 3Q09
Line Loss Yr/Yr
Source: SEC filings; Wall
Street research; Frontier.
(3.3)%
(2.2)%
(4.0)%
(6.5)%
(6.7)%
(7.6)%
(8)%
(7)%
(6)%
(5)%
(4)%
(3)%
(2)%
FTR
WIN
CTL
VZ
T
Q
Change in Lines + HSI Subs (1) 3Q09

Principal Payments due on Long-Term Debt Obligations for 2009 through 2015
Comparison of Debt Obligations Measured as of September 30 and October 31, 2009
(in Millions of $)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Almost a 70% reduction in near-term maturities.
4Q09
2010
2011
2012
2013
2014
2015
Maturities as of 9/30/09
Maturities as of 10/31/09

- Successfully raised $600M in 3Q 2009 as stand-alone FTR.

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frontier Communications

Solid and Improving Balance Sheet Position
Notes
1. Reduction in debt obligations as of October 31, 2009 results from the $700.0 million debt tender offer.
•Preparing for Verizon
 • Reducing near-term
 maturities.
•Good Liquidity
 • Undrawn $250M Revolver
 • $100M minimum cash-on-
 hand policy.
•Moderate Leverage
 • 3.9x at 3Q 2009
•Access to Capital

Verizon Transaction Overview

The “New” Frontier….
● TRANSFORMATIONAL TRANSACTION for Frontier
 ● Becomes the fifth largest ILEC in the US with 7 million access lines in 27 states
 ● Becomes the nation’s largest communications service provider focused on rural areas and small and medium-sized towns and cities
● Improves balance sheet strength; increases financial and operational flexibility
 ● Pro forma leverage of 2.6x
 ● Attractive and sustainable dividend policy
 ● Free cash flow per share accretive in year 2
● Delivers substantial long-term shareholder value
● Creates a strong platform for continued growth and improves the company’s overall strategic position

68%

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frontier Communications

Verizon
Stockholders
Frontier
Stockholders
Verizon
Frontier
(FTR + SpinCo
Lines)
32%
$3,333M
● SpinCo pays Verizon
 $3,333M in cash or
 debt relief
● Verizon distributes
 100% of SpinCo to
 Verizon shareholders
● SpinCo merges with
 Frontier; Frontier is
 the surviving entity
Parameter	Frontier (1)	SpinCo	Total
Price/Share	$ 7.75	$ 7.75	$ 7.75
Shares Outstanding	312	677	989
Equity Value	$ 2,421	$ 5,247	$ 7,668
Net Debt	4,547	3,333	8,005
Firm Value	$ 6,968	$ 8,580	$ 15,673

2008 EBITDA (3)	$ 1,214	$ 1,890	$ 3,104
FV/'08 EBITDA	5.7x	4.5x	5.0x
Net Debt/'08 EBITDA	3.8x	1.8x	2.6x
● Share price collar of
 $7.00 - $8.50 per
 share; 617 - 750M
 shares (66-71%)
 Verizon stockholder
 ownership
Transaction Summary
(1) As of 3/31/09
(2) Includes $125 million of financing for integration costs
(3) FY 2008 Pro forma EBITDA, excludes synergies
(2)

Bridge to Free Cash Flow:

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frontier Communications

2008 Statistics
Frontier
SpinCo
Sub-Total
Synergies
Total
16
Key Pro forma financial data
Revenue
$2,237
$4,257
$6,494
-
$6,494
EBITDA
1,214
1,890
3,104
500
3,604
% EBITDA Margin
54.3%
44.4%
47.8%
55.5%
Interest Expense
(363)
(290)
(653)
-
(653)
Cash Taxes
(79)
(285)
(364)
(190)
(554)
Capital Expenditure
(288)
(413)
(701)
-
(701)
Other
9
-
9
-
9
Free Cash Flow
$493
$902
$1,395
$310
$1,705
Net Debt / EBITDA
3.8x
1.8x
2.6x
2.2x
EBITDA / Interest Exp.
3.3x
6.5x
4.8x
5.5x
Dividend ($0.75 / share)
-
-
$742
-
$742
Dividend Payout Ratio
-
-
53%
-
43%
(2)
(1)
(3)
(3)
Notes
(1) Adjusted to exclude Severance and Early Retirement Costs and Legal Settlement Costs.
(2) 2008 audited financial statements adjusted for certain matters.
(3) Assuming Frontier issues share at the mid-point of the collar.

Transaction Overview
Transaction Structure	● Reverse Morris Trust ● Simultaneous tax-free spin-off of SpinCo and merger with Frontier
Valuation	● SpinCo Enterprise Value: $8.6B ● Implied purchase multiple of 4.5x SpinCo’s FY 2008 EBITDA
Financing
● Equity consideration based on Frontier’s 30 day average share price at time of close
 ● Subject to a collar of $7.00 - $8.50, 66% - 71% VZ stockholder ownership
 ● Fixed number of shares outside the collar
● Approximately $3.3 Billion of debt to be raised prior to closing
 ● Substantially all proceeds to be paid to Verizon

Governance	● Maggie Wilderotter, Chairman & Chief Executive Officer ● Frontier management leadership ● 12 member board (Verizon delegates 3 new members to Frontier’s existing board)
Post Closing Dividend Policy	● Annual dividend of $0.75 per share, reduced from current $1.00 per share
Estimated Synergies	● Revenue upside from broadband, long distance, video and bundles ● $500M of cash OpEx savings (21% of 2008 SpinCo cash OpEx)
Required Approvals	● Hart Scott Rodino (completed) ● Frontier shareholder approval (completed) ● Verizon IRS ruling ● FCC and certain state and local regulatory approvals
Expected Closing	● Q2 2010

- **Serving Rural America IS our business**
- **Frontier becomes the largest rural / suburban communications provider**

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Transaction Rationale
Rural Profile	● SpinCo properties have an average of 37 households per sq. mile ● 70% of lines in rural areas ● Less than 1% of lines in urban areas
Complementary Footprint	● Frontier currently has operations in 11 of the 14 states in which SpinCo operates
Attractive Demographics	● Properties have a similar profile to Frontier’s current footprint ● Median income of $50.1K, 74% home ownership, average age of 48
Upside for Organic Growth	● Ability to implement Frontier’s proven “go-to-market” strategy ● Local engagement model will improve customer loyalty and drive revenue performance
Ability to Leverage Scale	● Leverage scalability of common support functions (e.g. IS, Accounting) ● Ability to achieve synergies from operating and capital expenditures
Reasonable Capital Investment	● Currently, broadband is only available to ~60% of households ● Opportunity to expand broadband deployment
Free Cash Flow Accretive	● The transaction drives significant free cash flow per share accretion in year 2 and beyond
Improves Dividend Payout Ratio	● $0.75 per share dividend after closing ● Payout ratio declines based on new dividend policy and increased cash flow

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● 13 states run on a separate billing platform that comes with SpinCo in the acquisition; Only one state, representing 13% of SpinCo access lines, required to be converted to Frontier by closing.
● This is a deleveraging transaction. FY 2008 pro forma combined leverage of 2.6x - approaching investment grade.

 ● Substantially the same rural profiles as Frontier has today.
 Predominately rural markets (37 households / sq. mile); less than 1%
 of the footprint is urban. We already operate in 11 of the 14 states.

 ● Frontier management successfully operates a 2M + access line business, generating $2.2B of revenue in 24 states. We have successfully integrated Rochester Telephone, Commonwealth Telephone and Global
 Valley Networks realizing greater than anticipated synergies, and have consolidated 7 billing systems in the past 5 years.

Why This is Different From Other RLEC M&A
System Conversion
Experience
Deleveraging
Transaction
Strong Rural Markets
Track Record of
Successful
Integrations

Frontier Properties
SpinCo Properties

	Footprint	Total
	4	

* New State for Frontier

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frontier Communications

FY 2008 Key Metrics
Frontier
Standalone
Frontier
Pro Forma
20
Revenue:	$2.2B	$6.5B
EBITDA (1):	$1.2B	$3.1B
Ending Access Lines:	2.3M	7.0M
Number of States:	24	27
Pro Forma
% of
West Virginia
761

10.8%
Indiana
723

10.2%
New York
684

9.7%
Illinois
671

9.5%
Ohio
635

9.0%
Washington*
578

8.2%
Michigan
526

7.5%
Pennsylvania
427

6.1%
Wisconsin
343

4.9%
Oregon
323

4.6%
North Carolina*
263

3.7%
Minnesota
211

3.0%
California
168

2.4%
Arizona
152

2.2%
Idaho
133

1.9%
South Carolina*
128

1.8%
Tennessee
79

1.1%
Nevada
60

0.8%
Iowa
45

0.6%
Nebraska
43

0.6%
Alabama
26

0.4%
Utah
22

0.3%
Georgia
19

0.3%
New Mexico
8

0.1%
Montana
8

0.1%
Mississippi
5

0.1%
Florida

0.1%
Total
7,045

Pro Forma Access Lines By State
(1) Excludes synergies.
Combined Company Snapshot

As of 12/31/08

Common Properties

SpinCo Properties

Frontier Properties

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frontier Communications

Combined Company Access Line Detail

Frontier
SpinCo
Combined
West Virginia
143,982

617,036

761,018

Indiana
4,647

718,251

722,898

Illinois
97,461

573,321

670,782

Ohio
552

634,153

634,705

Michigan
19,102

507,462

526,564

Wisconsin
62,007

281,350

343,357

Oregon
12,626

309,904

322,530

California
143,871

24,205

168,076

Arizona
145,241

6,297

151,538

Idaho
20,035

113,002

133,037

Nevada
23,701

35,989

59,690

673,225

3,820,970

4,494,195

Washington
-

578,506

578,506

North Carolina
-

263,479

263,479

South Carolina
-

127,718

127,718

-

969,703

969,703

New York
683,880

-

683,880

Pennsylvania
427,489

-

427,489

Minnesota
210,983

-

210,983

Tennessee
79,014

-

79,014

Iowa
44,891

-

44,891

Nebraska
43,106

-

43,106

Alabama
25,980

-

25,980

Utah
21,718

-

21,718

Georgia
19,167

-

19,167

New Mexico
8,001

-

8,001

Montana
7,659

-

7,659

Mississippi
5,474

-

5,474

Florida
3,746

-

3,746

1,581,108

-

1,581,108

2,254,333

4,790,673

7,045,006

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA

frontier Communications

2008 Revenue ($B)
2008 EBITDA ($B)
Total Access Lines (M)
Voice + Broadband Connections (M)
Source: Company filings and Wall Street research - 2008 data.
(1) Pro forma for Embarq acquisition, excluding Logistics.
(2) Reflects Qwest Wireline only.
2.3
3.0
7.0
7.7
11.6
0
5
10
15
Frontier
WIN
Frontier
Pro
Forma
CTL
Q
$2.2
$3.2
$6.5
$8.3
$13.0
$0
$5
$10
$15
$20
Frontier
WIN
Frontier
Pro
Forma
CTL
Q
2.8
4.0
8.6
9.7
14.4
0
5
10
15
20
Frontier
WIN
Frontier
Pro
Forma
CTL
Q
$1.2
$1.6
$3.1
$3.9
$6.9
$0
$2
$4
$6
$8
Frontier
WIN
Frontier
Pro
Forma
CTL
Q
Frontier Gains Size & Scale
(1)
(2)
(1)
(2)

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frontier Communications

Revenue Opportunity	● Increased Broadband availability ● Frontier market approach improves critical customer metrics ● Access line losses ● HSI penetration ● Long distance penetration ● Video penetration

Synergies	● Executive Management ● Legal ● Information Systems ● Finance & Accounting	~ $500M Annually

Substantial Revenue & Cost Saving Opportunities

- **Our ability to migrate the acquired properties to Frontier's performance metrics offers the potential for significant operational enhancement**

SpinCo
Frontier
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-10.2%
-7.2%

SpinCo
Frontier
30%
25%
20%
15%
10%
5%
0%
20.9%
25.7%

SpinCo
Frontier
80%
70%
60%
50%
40%
30%
20%
10%
0%
46.3%
69.0%

SpinCo
Frontier
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
62.5%
90.0%

SpinCo
Frontier
10%
0%
5.2%
8.9%

Note: Data is as of 12/31/08.

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA
frontier Communications

Access Line Decline
Long Distance Penetration
HSI Penetration
Satellite TV Penetration
Significant Operational Upside Potential
Broadband Availability

What You Can Expect From Us
• Provide a Unique Customer Experience
• Annual Growth in Customer Revenue
 • New Products and Innovative Marketing
• Efficient Execution of Our Operating Strategy
 • “Competitively Fit” - Lean & Flexible
• Consistently Strong EBITDA Margins
 • Continuous Achievement of Cost Reduction Initiatives
Pro Forma Verizon Transaction - the “New Frontier”
• Significant Deleveraging to 2.6x (with a target of less than
 2.5x leverage = Investment Grade)
• Free Cash Flow Accretive
• Platform for Continued Growth and Improved Strategic
 Position

Appendix

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frontier Communications

Annual Frontier Selected Financial Metrics

($ in Millions)	2004	2005	2006	2007	2008
Revenue	$2,022	$2,017	$2,025	$2,288	$2,237
Customer Revenue [1]	$1,565	$1,586	$1,597	$1,809	$1,832
- % Growth	1.5%	1.3%	0.7%	0.9%[2]	-1.0% [3]
HSI Penetration	9.4%	14.2%	18.5%	21.5%	25.7%
EBITDA [4]	$1,102	$1,116	$1,128	$1,213	$1,214
EBITDA Margin %	54.5%	55.3%	55.7%	53.9%	54.3%
CAPEX	$264	$259	$269	$316	$288
- % of Revenue	13.1%	12.8%	13.3%	13.8%	12.9%
Free Cash Flow [5]	$503	$544	$562	$528	$493
- % of Revenue	24.9%	27.0%	27.7%	23.1%	22.0%
27
Notes
1. Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.
2. % Growth for 2007 excludes $196.4M of revenue from acquisitions in 2007.
3. % Growth for 2008 compares 2008 results versus 2007 results Pro Forma for an additional 2.25 months of CTE, the acquisition of GVN and the sale of the CTE Equipment Co.
4. Represents Operating Cash Flow (EBITDA), as adjusted. For a detailed reconciliation of Operating Cash Flow (EBITDA), please refer to slide 28.
5. Free cash flow includes ELI for all years prior to its sale in July 2006. For a detailed reconciliation of free cash flow, please refer to slide 30.

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frontier Communications

Reconciliation of Non-GAAP Financial Measures

($ in 000's)
2004
2005
2006
2007
2008
EBITDA (Operating Cash Flow)
Operating Income
460,301
$

588,968
$

644,490
$

705,416
$

642,456
$

Add back:
 Depreciation and amortization
549,381

520,204

476,487

545,856

561,801

EBITDA (Operating Cash Flow), as reported
1,009,682
$

1,109,172
$

1,120,977
$

1,251,272
$

1,204,257
$

Add / (Subtract)
Severance and early retirement costs
1,182

6,981

7,193

13,874

7,597

Pension curtailment gain (Non Cash)
-

-

-

(14,379)

-

Legal settlement costs
-

-

-

816

2,113

Carrier dispute settlement
-

-

-

(38,700)

-

Management succession and strategic alternatives expenses
90,632

-

-

-

-

EBITDA (Operating Cash Flow), as adjusted
1,101,496
$

1,116,153
$

1,128,170
$

1,212,883
$

1,213,967
$

Revenue, as reported
2,022,378
$

2,017,041
$

2,025,367
$

2,288,015
$

2,237,018
$

Deduct:
Favorable revenue settlement (one-time)
-

-

-

(38,700)

-

Revenue, as adjusted
2,022,378
$

2,017,041
$

2,025,367
$

2,249,315
$

2,237,018
$

EBITDA (Operating Cash Flow), as adjusted as % of Adj. Revenue
54.5%
55.3%
55.7%
53.9%
54.3%
For the years ended December 31,

TELEPHONE INTERNET TELEVISION WIRELESS DATA
frontier Communications

Reconciliation of Non-GAAP Financial Measures

(1) Includes pension expense of $30.3 million, less amounts capitalized into the cost of capital expenditures of
 $5.5 million for the nine months ended September 30, 2009.
Acquisition
Severance
and
and Early
Non-cash
Operating Cash Flow and
As
Integration
Retirement
Pension
As
Operating Cash Flow Margin
Reported
Costs
Costs
Costs
(1)
Adjusted
Operating Income
448,616
$

(14,457)
$

(2,567)
$

(24,802)
$

490,442
$

Add back:
 Depreciation and
 amortization
373,499

-

-

-

373,499
Operating cash flow
822,115
$

(14,457)
$

(2,567)
$

(24,802)
$

863,941
$

Revenue
1,596,914
$

1,596,914
$

Operating income margin
 (Operating income divided
 by revenue)
28.1%
30.7%
Operating cash flow margin
 (Operating cash flow divided
 by revenue)
51.5%
54.1%
For the nine months ended September 30, 2009

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA
frontier Communications

Reconciliation of Non-GAAP Financial Measures

($ in 000's)
2004
2005
2006
2007
2008
Net income
72,150
$

202,375
$

344,555
$

214,654
$

182,660
$

Add back:
 Depreciation and amortization
549,381

520,204

476,487

545,856

561,801

 Income tax expense
4,247

75,270

136,479

128,014

106,496

 Management succession and strategic alternatives expenses
90,632

-

-

-

-

 Stock based compensation
10,963

8,427

10,340

9,022

7,788

Subtract:
 Cash paid (refunded) for income taxes
(4,901)

4,711

5,365

54,407

78,878

Pension Curtailment Gain (Non-Cash)
-

-

-

14,379

-

Other income (loss), net
(34,242)

(2,843)

60,271

(15,038)

(1,594)

 Capital expenditures
263,949

259,448

268,806

315,793

288,264

 Gain on sale of discontinued operations
-

1,167

71,635

-

-

Free cash flow
502,567
$

543,793
$

561,784
$

528,005
$

493,197
$

Revenue
2,022,378
$

2,017,041
$

2,025,367
$

2,288,015
$

2,237,018
$

Free cash flow as % of Revenue, as reported
24.9%
27.0%
27.7%
23.1%
22.0%
For the years ended December 31,

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA
frontier Communications

Reconciliation of Non-GAAP Financial Measures

(1)
Includes pension expense of $30.3 million and $(0.5) million, less amounts capitalized into the cost of capital expenditures of $5.5 million and $(0.1) million, for the nine months ended September 30, 2009 and 2008, respectively.
(2)
Includes gain on debt repurchases of $7.8 million for the nine months ended September 30, 2009, and premium on debt repurchases of $6.3 million for the nine months ended September 30, 2008.

(3)
Excludes capital expenditures of $2.6 million related to Verizon integration activities for the nine months ended September 30, 2009.
(Amounts in thousands)
2009
2008
Net Income to Free Cash Flow ;
Net income
118,011
$

149,486
$

Add back:
 Depreciation and amortization
373,499

422,986

 Income tax expense
65,328

76,717

 Acquisition and integration costs
14,457

-

 Pension expense (non-cash)
(1)
24,802

(421)

 Stock based compensation
6,974

9,211

Subtract:
 Cash paid for income taxes
59,953

70,174

 Other income (loss), net
(2)
14,038

(91)

 Capital expenditures
(3)
161,893

204,199

Free cash flow
367,187
$

383,697
$

For the nine months ended September 30,

Frontier Communications